UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. ___ )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

ON ASSIGNMENT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
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	(4)	Date Filed:

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on June 07, 2013

ON ASSIGNMENT, INC.

Meeting Information
Meeting Type:	Annual Meeting
For holders as of:	April 12, 2013
Date:	June 7, 2013 Time:10:00 AM PDT
Location:	On Assignment, Inc.
26745 Malibu Hills Road
Calabasas, CA 91301
For meeting directions please
call 818-878-7900

ON ASSIGNMENT, INC. 26745 MALIBU HILLS ROAD CALABASAS, CA 91301	You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement 2. 10K Wrap
How to View Online:
Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow à XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 26, 2013 to facilitate timely delivery.

How To Vote
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow àXXXX XXXX XXXX available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting items
The Board of Directors recommends you vote FOR the following:

1.	Election of Directors
Nominees
01 William E. Brock    02 Edwin A. Sheridan, IV    03 Brian J. Callaghan

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

2.	Approval of the First Amendment to the On Assignment 2010 Incentive Award Plan

3.	Non-binding advisory vote to approve compensation of our named executive officers.

4.	To ratify the appointment of Deloitte & Touche LLP to serve as independent accountants for the fiscal year ending December 31, 2013.

NOTE: Such other business as may properly come before the Annual Meeting or any adjournments thereof.

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59
P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ON ASSIGNMENT, INC. 26745 MALIBU HILLS ROAD CALABASAS, CA 91301

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS
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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
1. Election of Directors Nominees	0	0	0
01 William E. Brock	02 Edwin A. Sheridan, IV			03 Brian J. Callaghan
The Board of Directors recommends you vote FOR proposals 2, 3 and 4.					For	Against	Abstain
2. Approval of the First Amendment to the On Assignment 2010 Incentive Award Plan					0	0	0
3. Non-binding advisory vote to approve compensation of our named executive officers.					0	0	0
4. To ratify the appointment of Deloitte & Touche LLP to serve as independent accountants for the fiscal year ending December 31, 2013.					0	0	0
NOTE: Such other business as may properly come before the Annual Meeting or any adjournments thereof.

	Yes	No
Please indicate if you plan to attend this meeting	0	0
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date		Signature (Joint Owners)	Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, 10K Wrap is/are available at www.proxyvote.com.
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ON ASSIGNMENT, INC.
Annual Meeting of Shareholders June 7, 2013 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Shareholders, the Proxy Statement and the Annual Report to Shareholders of On Assignment, Inc. (the "Company"), and appoints Peter T. Dameris and James L. Brill and each of them, as proxy of the undersigned, with full power of substitution, to vote all shares of common stock of the Company held of record by the undersigned on April 12, 2013, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Shareholders of the Company to be held on Friday, June 7, 2013 at 10:00 a.m., Pacific Daylight Time, and at any adjournments or postponements thereof, with the same force and effect as the undersigned might or could do if personally present thereat. This proxy may be revoked at any time before it is voted by delivering to the Company's Secretary either a written revocation of proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED "FOR" PROPOSALS ONE, TWO, THREE AND FOUR UNLESS CONTRARY DIRECTIONS ARE GIVEN, AND IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Continued and to be signed on reverse side

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